UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number	811-7044

The Dreyfus Socially Responsible Growth Fund, Inc.
(Exact name of Registrant as specified in charter)

c/o The Dreyfus Corporation 200 Park Avenue New York, New York 10166
(Address of principal executive offices) (Zip code)

John Pak, Esq. 200 Park Avenue New York, New York 10166
(Name and address of agent for service)

Registrant's telephone number, including area code:	(212) 922-6000

Date of fiscal year end:	12/31
Date of reporting period:	6/30/15

FORM N-CSR

Item 1.       Reports to Stockholders.

The Dreyfus Socially Responsible Growth Fund, Inc.

SEMIANNUAL REPORT June 30, 2015

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents
THE FUND
2	A Letter from the President
3	Discussion of Fund Performance
6	Understanding Your Fund’s Expenses
6	Comparing Your Fund’s Expenses With Those of Other Funds
7	Statement of Investments
12	Statement of Assets and Liabilities
13	Statement of Operations
14	Statement of Changes in Net Assets
16	Financial Highlights
18	Notes to Financial Statements
FOR MORE INFORMATION
Back Cover

The Dreyfus Socially Responsible
Growth Fund, Inc.

The Fund

A LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this semiannual report for The Dreyfus Socially Responsible Growth Fund, covering the six-month period from January 1, 2015, through June 30, 2015. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

The U.S. stock market proved volatile on its way to posting modest gains over the first half of 2015. Investors were worried when the economic recovery stalled during the first quarter of the year due to unusually harsh winter weather, a strengthening U.S. dollar, and expected increases in short-term interest rates. These fears waned during the second quarter, when economic growth seemed to regain momentum. While a number of headwinds remained, investors were encouraged by better employment data, stronger housing markets, and stabilizing currency exchange rates.

We expect economic uncertainty and bouts of market volatility to persist over the near term as Europe continues to struggle with instability in Greece, China addresses a stubborn economic slowdown, geopolitical conflicts flare across the Middle East, and U.S. investors await the first in a series of short-term interest rate hikes. We remain more optimistic regarding the economy’s long-term outlook, which we believe should be supported by improved consumer and business confidence as well as aggressively accommodative monetary policies from many of the world’s major central banks.As always, we urge you to discuss these observations with your financial advisor, who can help you assess their implications for your investment portfolio.

Thank you for your continued confidence and support.

J. Charles Cardona
President
The Dreyfus Corporation
July 15, 2015

DISCUSSION OF FUND PERFORMANCE

For the reporting period of January 1, 2015, through June 30, 2015, as provided by C. Wesley Boggs,William S. Cazalet, CAIA, and Ronald P. Gala, CFA, Portfolio Managers

Fund and Market Performance Overview

For the six-month period ended June 30, 2015, The Dreyfus Socially Responsible Growth Fund’s Initial shares produced a total return of 0.07%, and the fund’s Service shares returned –0.05%.1 In comparison, the fund’s benchmark, the Standard & Poor’s 500® Composite Stock Price Index (“S&P 500 Index”), produced a total return of 1.23% for the same period.2

U.S. equities advanced modestly over the first half of 2015 amid choppy economic growth. The fund underperformed its benchmark, mainly due to relative weakness among stocks exhibiting attractive valuations and low volatility.

The Fund’s Investment Approach

The fund seeks capital growth, with current income as a secondary objective. To pursue these goals, the fund invests at least 80% of its net assets in the common stocks of companies that, in our opinion, meet traditional investment standards while simultaneously conducting their businesses in a manner that contributes to the enhancement of the quality of life in America. In selecting stocks, we use quantitative research to identify and rank stocks within an industry or sector. Next, using fundamental analysis, we designate the most attractive of the higher ranked securities as potential purchase candidates.We then evaluate whether each company meets the fund’s socially responsible investment criteria in order to determine whether the company is eligible for purchase or retention by the fund. With respect to those eligible securities, we then select investments that we consider to be the most attractive based on financial considerations.

The fund normally focuses on large-cap growth stocks; however, the fund also may invest in value-oriented stocks, midcap stocks and small-cap stocks.

Choppy Economic Growth Constrained Equity Gains

The U.S. economic recovery proved uneven over the first half of 2015.The economy contracted modestly during the first quarter in the face of severe winter weather and

The Fund 3

DISCUSSION OF FUND PERFORMANCE (continued)

a labor slowdown in West Coast ports. Global economic weakness further weighed on U.S. exporters when massive quantitative easing programs in overseas markets caused the U.S. dollar to appreciate sharply against most foreign currencies. Meanwhile, low oil prices created challenges for energy producers. In this environment, the S&P 500 Index repeatedly vacillated between gains and losses over the first few months of the year.

The economy seemed to get back on track in the spring, when labor markets resumed their gains, housing markets showed renewed strength, oil prices rebounded, and currency exchange rates stabilized. Consequently, stock prices moved higher through mid-June until concerns regarding a debt crisis in Greece derailed the market’s advance.

Growth Factors More Predictive than Valuations

Investors favored companies exhibiting high levels of price and earnings momentum over the reporting period, while more value-oriented and lower volatility stocks lagged market averages. For example, in the consumer discretionary sector, the fund did not hold Internet retailer Amazon.com which ranked poorly on our valuation and low volatility criteria. In addition, the company’s environmental, social, and corporate governance (ESG) rating was downgraded due to concerns regarding corporate governance, toxic emissions, labor relations, and health and safety factors.

In the information technology sector, computer hardware maker Hewlett-Packard reported disappointing quarterly earnings stemming from foreign currency exchange headwinds and a weak outlook.The single greatest distractor from performance over the reporting period was the fund’s top performer in 2014, Southwest Airlines, which fell sharply amid rebounding fuel prices and increased industry capacity.

The fund achieved better relative performance in the health care sector, where our security selection process identified several fast-growing companies in the biotechnology and life sciences industries. Most notably, biopharmaceutical developer Gilead Sciences significantly outperformed the market after announcing that it beat revenue expectations and raised its future revenue guidance. Medical insurer Cigna climbed due to strong financial results and, later in the reporting period, a takeover offer from a former rival. A number of strong stock selections in the consumer discretionary sector further supported the fund’s results compared to the benchmark.

The fund’s ESG criteria also added value. We established a new investment in health care services provider Henry Schein, which is ranked highly in energy efficiency, product quality and safety, and labor management. Conversely, we eliminated a position in data storage specialist SeagateTechnology after its ESG rating fell due to compensation packages that fail to link employees’ interests to the company’s performance.

Focusing on Value, Quality, and Sustainability

Although our quantitative process does not directly consider macroeconomic factors, it is worth noting that the U.S. economy has regained momentum.As of midyear, our models have continued to identify opportunities meeting our criteria for attractive valuations, earnings quality, behavioral factors, and social responsibility.We have found such stocks across all of the market sectors represented in the S&P 500 Index, enabling the fund to maintain a generally sector-neutral investment posture.

July 15, 2015

Equity funds are subject generally to market, market sector, market liquidity, issuer, and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

The fund’s socially responsible investment criteria may limit the number of investment opportunities available to the fund, and as a result, at times, the fund may produce more modest gains than funds that are not subject to such special investment considerations.

The fund is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies. Individuals may not purchase shares of the fund directly. A variable annuity is an insurance contract issued by an insurance company that enables investors to accumulate assets on a tax-deferred basis for retirement or other long-term goals.The investment objective and policies of The Dreyfus Socially Responsible Growth Fund, Inc. made available through insurance products may be similar to other funds managed by Dreyfus. However, the investment results of the fund may be higher or lower than, and may not be comparable to, those of any other Dreyfus fund.

1

Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.The fund’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in variable insurance contracts, which will reduce returns.

2

SOURCE: LIPPER INC. – Reflects reinvestment of dividends and, where applicable, capital gain distributions. The Standard & Poor’s 500® Composite Stock Price Index is a widely accepted, unmanaged index of U.S. stock market performance. Investors cannot invest directly in any index.

The Fund 5

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads), redemption fees and expenses associated with variable annuity or insurance contracts, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in The Dreyfus Socially Responsible Growth Fund, Inc. from January 1, 2015 to June 30, 2015. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended June 30, 2015
	Initial Shares	Service Shares
Expenses paid per $1,000†	$4.27	$5.50
Ending value (after expenses)	$1,000.70	$999.50

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended June 30, 2015
	Initial Shares	Service Shares
Expenses paid per $1,000†	$4.31	$5.56
Ending value (after expenses)	$1,020.53	$1,019.29

† Expenses are equal to the fund’s annualized expense ratio of .86% for Initial shares and 1.11% for Service shares, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

STATEMENT OF INVESTMENTS

June 30, 2015 (Unaudited)

Common Stocks—98.9%	Shares		Value ($)
Banks—3.6%
Comerica	106,900		5,486,108
People’s United Financial	256,700		4,161,107
			9,647,215
Capital Goods—6.0%
3M	34,950		5,392,785
Caterpillar	5,000		424,100
Cummins	10,000		1,311,900
General Electric	71,350		1,895,770
Lockheed Martin	15,950		2,965,105
Parker Hannifin	8,600		1,000,438
Snap-on	17,850		2,842,612
			15,832,710
Consumer Durables & Apparel—.5%
PVH	10,800		1,244,160
Consumer Services—2.0%
Marriott International, Cl. A	71,750		5,337,482
Diversified Financials—5.5%
American Express	45,550		3,540,146
Franklin Resources	61,100		2,995,733
Legg Mason	34,400		1,772,632
Northern Trust	20,200		1,544,492
T. Rowe Price Group	62,250		4,838,693
			14,691,696
Energy—7.6%
Baker Hughes	25,400		1,567,180
ConocoPhillips	64,950		3,988,579
Exxon Mobil	4,600		382,720
Hess	12,950		866,096
Marathon Petroleum	95,500		4,995,605
National Oilwell Varco	33,050		1,595,654
Noble	44,000	[a]	677,160
Phillips 66	19,450		1,566,892

The Fund 7

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Common Stocks (continued)	Shares		Value ($)
Energy (continued)
Spectra Energy	132,850		4,330,910
Tesoro	2,900		244,789
			20,215,585
Food, Beverage & Tobacco—4.5%
Campbell Soup	30,400	[a]	1,448,560
Coca-Cola Enterprises	93,150		4,046,436
Mondelez International, Cl. A	103,900		4,274,446
PepsiCo	22,800		2,128,152
			11,897,594
Health Care Equipment & Services—5.2%
AmerisourceBergen	39,400		4,189,796
Cardinal Health	14,100		1,179,465
Cigna	15,000		2,430,000
Edwards Lifesciences	14,200	[b]	2,022,506
Henry Schein	27,400	[b]	3,894,088
			13,715,855
Household & Personal Products—2.4%
Clorox	36,650		3,812,333
Kimberly-Clark	24,400		2,585,668
			6,398,001
Insurance—5.7%
ACE	43,400		4,412,912
Genworth Financial, Cl. A	83,200	[b]	629,824
Marsh & McLennan	80,300		4,553,010
Travelers	56,900		5,499,954
			15,095,700
Materials—6.2%
Alcoa	336,350		3,750,302
Ball	60,050		4,212,507
Ecolab	11,950		1,351,187
International Flavors & Fragrances	41,800		4,568,322
Sigma-Aldrich	17,750		2,473,462
			16,355,780

Common Stocks (continued)	Shares		Value ($)
Media—5.5%
DIRECTV	42,600	[b]	3,952,854
Discovery Communications, Cl. A	57,000	[a,b]	1,895,820
Scripps Networks Interactive, Cl. A	1,300		84,981
Time Warner	46,100		4,029,601
Time Warner Cable	16,550		2,948,714
Walt Disney	15,900		1,814,826
			14,726,796
Pharmaceuticals, Biotech &
Life Sciences—13.1%
Agilent Technologies	108,650		4,191,717
AstraZeneca, ADR	10,150	[a]	646,656
Biogen	10,350	[b]	4,180,779
Gilead Sciences	66,250		7,756,550
Mallinckrodt	8,500	[b]	1,000,620
Merck & Co.	94,600		5,385,578
PerkinElmer	52,500		2,763,600
Waters	33,250	[b]	4,268,635
Zoetis	95,900		4,624,298
			34,818,433
Retailing—1.8%
Best Buy	8,200		267,402
Gap	99,900		3,813,183
Staples	31,900		488,389
Tiffany & Co.	2,700		247,860
			4,816,834
Semiconductors & Semiconductor
Equipment—1.9%
Intel	71,500		2,174,672
Skyworks Solutions	28,100		2,925,210
			5,099,882
Software & Services—7.6%
Accenture, Cl. A	50,950		4,930,941
Citrix Systems	12,000	[b]	841,920

The Fund 9

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Common Stocks (continued)	Shares		Value ($)
Software & Services (continued)
Intuit	45,150		4,549,766
Microsoft	101,450		4,479,018
Symantec	50		1,163
Teradata	95,300	[a,b]	3,526,100
Xerox	166,000		1,766,240
			20,095,148
Technology Hardware & Equipment—9.8%
Apple	104,400		13,094,370
Cisco Systems	80,375		2,207,098
Corning	280,200		5,528,346
EMC	51,625		1,362,384
Hewlett-Packard	125,300		3,760,253
			25,952,451
Telecommunication Services—1.5%
CenturyLink	132,100	[a]	3,881,098
Transportation—3.2%
Expeditors International of Washington	14,200		654,691
Norfolk Southern	29,650		2,590,224
Southwest Airlines	159,300		5,271,237
			8,516,152
Utilities—5.3%
Exelon	171,900		5,401,098
NextEra Energy	59,700		5,852,391
Public Service Enterprise Group	74,500		2,926,360
			14,179,849
Total Common Stocks
(cost $211,079,186)			262,518,421

Other Investment—1.1%
Registered Investment Company;
Dreyfus Institutional Preferred
Plus Money Market Fund
(cost $2,842,492)	2,842,492	[c]	2,842,492

Investment of Cash Collateral
for Securities Loaned—1.8%	Shares	Value ($)
Registered Investment Company;
Dreyfus Institutional Cash Advantage Fund
(cost $4,898,035)	4,898,035 [c]	4,898,035
Total Investments (cost $218,819,713)	101.8%	270,258,948
Liabilities, Less Cash and Receivables	(1.8%)	(4,872,316)
Net Assets	100.0%	265,386,632

ADR—American Depository Receipts
a Security, or portion thereof, on loan. At June 30, 2015, the value of the fund’s securities on loan was $10,014,064 and the value of the collateral held by the fund was $10,245,931, consisting of cash collateral of $4,898,035 and
U.S. Government and Agency securities valued at $5,347,896.
b Non-income producing security.
c Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited)†

	Value (%)		Value (%)
Pharmaceuticals,		Food, Beverage & Tobacco	4.5
Biotech & Life Sciences	13.1	Banks	3.6
Technology Hardware & Equipment	9.8	Transportation	3.2
Energy	7.6	Money Market Investments	2.9
Software & Services	7.6	Household & Personal Products	2.4
Materials	6.2	Consumer Services	2.0
Capital Goods	6.0	Semiconductors &
Insurance	5.7	Semiconductor Equipment	1.9
Diversified Financials	5.5	Retailing	1.8
Media	5.5	Telecommunication Services	1.5
Utilities	5.3	Consumer Durables & Apparel	.5
Health Care Equipment & Services	5.2		101.8

† Based on net assets.
See notes to financial statements.

The Fund 11

STATEMENT OF ASSETS AND LIABILITIES

June 30, 2015 (Unaudited)

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments (including securities on loan, valued at $10,014,064)—Note 1(b):
Unaffiliated issuers	211,079,186	262,518,421
Affiliated issuers	7,740,527	7,740,527
Cash		111,904
Dividends and securities lending income receivable		289,842
Prepaid expenses		7,312
		270,668,006
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(c)		183,185
Liability for securities on loan—Note 1(b)		4,898,035
Payable for shares of Common Stock redeemed		129,316
Accrued expenses		70,838
		5,281,374
Net Assets ($)		265,386,632
Composition of Net Assets ($):
Paid-in capital		195,890,538
Accumulated undistributed investment income—net		1,520,631
Accumulated net realized gain (loss) on investments		16,536,228
Accumulated net unrealized appreciation
(depreciation) on investments		51,439,235
Net Assets ($)		265,386,632

Net Asset Value Per Share
	Initial Shares	Service Shares
Net Assets ($)	254,622,486	10,764,146
Shares Outstanding	6,388,637	272,371
Net Asset Value Per Share ($)	39.86	39.52

See notes to financial statements.

STATEMENT OF OPERATIONS
Six Months Ended June 30, 2015 (Unaudited)

Investment Income ($):
Income:
Cash dividends:
Unaffiliated issuers	2,715,725
Affiliated issuers	1,019
Income from securities lending—Note 1(b)	2,037
Total Income	2,718,781
Expenses:
Management fee—Note 3(a)	1,034,191
Prospectus and shareholders’ reports	40,363
Professional fees	40,036
Directors’ fees and expenses—Note 3(d)	37,182
Distribution fees—Note 3(b)	13,538
Custodian fees—Note 3(c)	13,049
Shareholder servicing costs—Note 3(c)	930
Loan commitment fees—Note 2	693
Miscellaneous	15,366
Total Expenses	1,195,348
Less—reduction in fees due to earnings credits—Note 3(c)	(3)
Net Expenses	1,195,345
Investment Income—Net	1,523,436
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	16,562,971
Net unrealized appreciation (depreciation) on investments	(17,566,613)
Net Realized and Unrealized Gain (Loss) on Investments	(1,003,642)
Net Increase in Net Assets Resulting from Operations	519,794

See notes to financial statements.

The Fund 13

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended
	June 30, 2015	Year Ended
	(Unaudited)	December 31, 2014
Operations ($):
Investment income—net	1,523,436	2,774,159
Net realized gain (loss) on investments	16,562,971	35,125,017
Net unrealized appreciation
(depreciation) on investments	(17,566,613)	(3,224,985)
Net Increase (Decrease) in Net Assets
Resulting from Operations	519,794	34,674,191
Dividends to Shareholders from ($):
Investment income—net:
Initial Shares	(2,689,794)	(2,824,636)
Service Shares	(85,867)	(79,619)
Net realized gain on investments:
Initial Shares	(33,743,127)	(18,473,730)
Service Shares	(1,384,964)	(647,248)
Total Dividends	(37,903,752)	(22,025,233)
Capital Stock Transactions ($):
Net proceeds from shares sold:
Initial Shares	7,666,274	25,341,730
Service Shares	1,076,624	1,819,641
Dividends reinvested:
Initial Shares	36,432,921	21,298,366
Service Shares	1,470,831	726,867
Cost of shares redeemed:
Initial Shares	(24,047,765)	(53,057,045)
Service Shares	(943,572)	(1,143,249)
Increase (Decrease) in Net Assets
from Capital Stock Transactions	21,655,313	(5,013,690)
Total Increase (Decrease) in Net Assets	(15,728,645)	7,635,268
Net Assets ($):
Beginning of Period	281,115,277	273,480,009
End of Period	265,386,632	281,115,277
Undistributed investment income—net	1,520,631	2,772,856

	Six Months Ended
	June 30, 2015	Year Ended
	(Unaudited)	December 31, 2014
Capital Share Transactions:
Initial Shares
Shares sold	175,022	572,802
Shares issued for dividends reinvested	885,584	514,577
Shares redeemed	(556,199)	(1,207,470)
Net Increase (Decrease) in Shares Outstanding	504,407	(120,091)
Service Shares
Shares sold	25,503	41,632
Shares issued for dividends reinvested	36,032	17,672
Shares redeemed	(22,407)	(26,392)
Net Increase (Decrease) in Shares Outstanding	39,128	32,912

See notes to financial statements.

The Fund 15

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share.Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. The fund’s total returns do not reflect expenses associated with variable annuity or insurance contracts.These figures have been derived from the fund’s financial statements.

Six Months Ended
June 30, 2015					Year Ended December 31,
Initial Shares		(Unaudited)		2014	2013	2012	2011	2010
Per Share Data ($):
Net asset value,
beginning of period		45.97		44.09	33.24	29.91	29.90	26.26
Investment Operations:
Investment income—net[a]		.24		.45	.46	.44	.24	.25
Net realized and unrealized
gain (loss) on investments		(.01)		5.07	10.87	3.15	.04	3.62
Total from Investment Operations		.23		5.52	11.33	3.59	.28	3.87
Distributions:
Dividends from
investment income—net		(.47)		(.48)	(.48)	(.26)	(.27)	(.23)
Dividends from net realized
gain on investments		(5.87)		(3.16)	—	—	—	—
Total Distributions		(6.34)		(3.64)	(.48)	(.26)	(.27)	(.23)
Net asset value, end of period		39.86		45.97	44.09	33.24	29.91	29.90
Total Return (%)		.07	[b]	13.45	34.34	11.98	.90	14.82
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets		.86	[c]	.84	.86	.85	.85	.89
Ratio of net expenses
to average net assets		.86	[c]	.84	.86	.85	.85	.89
Ratio of net investment income
to average net assets		1.11	[c]	1.02	1.19	1.34	.80	.93
Portfolio Turnover Rate		29.61	[b]	45.05	38.81	48.84	67.88	32.75
Net Assets, end of period
($ x 1,000)		254,622		270,483	264,713	207,383	208,013	227,893

a	Based on average shares outstanding.
b	Not annualized.
c Annualized.
See notes to financial statements.

Six Months Ended
June 30, 2015				Year Ended December 31,
Service Shares		(Unaudited)	2014	2013	2012	2011	2010
Per Share Data ($):
Net asset value,
beginning of period		45.58	43.76	33.01	29.70	29.71	26.10
Investment Operations:
Investment income—net[a]		.18	.33	.36	.36	.17	.18
Net realized and unrealized
gain (loss) on investments		(.01)	5.04	10.78	3.13	.02	3.60
Total from Investment Operations		.17	5.37	11.14	3.49	.19	3.78
Distributions:
Dividends from
investment income—net		(.36)	(.39)	(.39)	(.18)	(.20)	(.17)
Dividends from net realized
gain on investments		(5.87)	(3.16)	—	—	—	—
Total Distributions		(6.23)	(3.55)	(.39)	(.18)	(.20)	(.17)
Net asset value, end of period		39.52	45.58	43.76	33.01	29.70	29.71
Total Return (%)		(.05)[b]	13.13	33.99	11.70	.65	14.54
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets		1.11 [c]	1.09	1.11	1.10	1.10	1.14
Ratio of net expenses
to average net assets		1.11 [c]	1.09	1.11	1.10	1.10	1.14
Ratio of net investment income
to average net assets		.86 [c]	.76	.93	1.09	.55	.68
Portfolio Turnover Rate		29.61 [b]	45.05	38.81	48.84	67.88	32.75
Net Assets, end of period
($ x 1,000)		10,764	10,632	8,767	6,552	6,167	6,494
a	Based on average shares outstanding.
b	Not annualized.
c Annualized.
See notes to financial statements.

The Fund 17

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1—Significant Accounting Policies:

The Dreyfus Socially Responsible Growth Fund, Inc. (the “fund”) is registered under the Investment CompanyAct of 1940,as amended (the “Act”), as a diversified open-end management investment company. The fund is only offered to separate accounts established by insurance companies to fund variable annuity contracts and variable life insurance policies. The fund’s investment objective is to seek to provide capital growth. The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser.

MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of Dreyfus, is the distributor of the fund’s shares, which are sold to the public without a sales charge.The fund is authorized to issue 150 million shares of $.001 par value Common Stock in each of the following classes of shares: Initial and Service. Each class of shares has identical rights and privileges, except with respect to the Distribution Plan. Initial shares are subject to a Shareholder Services Plan fee and Service shares are subject to a Distribution Plan fee, and the expenses borne by each class, the allocation of certain transfer agency costs, and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The fund enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown.The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that pri-oritizes the inputs of valuation techniques used to measure fair value.This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements.These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The Fund 19

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Investments in securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. For open short positions, asked prices are used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value.All of the preceding securities are generally categorized within Level 1 of the fair value hierarchy.

Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. These securities are generally categorized within Level 2 of the fair value hierarchy.

Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADRs and financial futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the fund’s Board of Directors (the “Board”). Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are pur-

chased and sold, and public trading in similar securities of the issuer or comparable issuers.These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For restricted securities where observable inputs are limited, assumptions about market activity and risk are used and are generally categorized within Level 3 of the fair value hierarchy.

The following is a summary of the inputs used as of June 30, 2015 in valuing the fund’s investments:

		Level 2—Other	Level 3—
	Level 1—	Significant	Significant
	Unadjusted	Observable	Unobservable
	Quoted Prices	Inputs	Inputs	Total
Assets ($)
Investments in Securities:
Equity Securities—
Domestic
Common Stocks†	261,194,605	—	—	261,194,605
Equity Securities—
Foreign
Common Stocks†	1,323,816	—	—	1,323,816
Mutual Funds	7,740,527	—	—	7,740,527

† See Statement of Investments for additional detailed categorizations.

At June 30, 2015, there were no transfers between Level 1 and Level 2 of the fair value hierarchy.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

Pursuant to a securities lending agreement with The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least

The Fund 21

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by Dreyfus, or U.S. Government and Agency securities.The fund is entitled to receive all dividends, interest and distributions on securities loaned, in addition to income earned as a result of the lending transaction. Should a borrower fail to return the securities in a timely manner, The Bank of New York Mellon is required to replace the securities for the benefit of the fund or credit the fund with the market value of the unreturned securities and is subrogated to the fund’s rights against the borrower and the collateral. During the period ended June 30, 2015, The Bank of New York Mellon earned $592 from lending portfolio securities, pursuant to the securities lending agreement.

(c) Affiliated issuers: Investments in other investment companies advised by Dreyfus are defined as “affiliated” under the Act. Investments in affiliated investment companies during the period ended June 30, 2015 were as follows:

Affiliated
Investment	Value				Value	Net
Company	12/31/2014	($)	Purchases ($)	Sales ($) 6/30/2015 ($) Assets (%)
Dreyfus
Institutional
Preferred
Plus Money
Market Fund	3,814,776		13,611,185	14,583,469	2,842,492	1.1
Dreyfus
Institutional
Cash Advantage
Fund	1,507,543		16,215,797	12,825,305	4,898,035	1.8
Total	5,322,319		29,826,982	27,408,774	7,740,527	2.9

(d) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue

Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended June 30, 2015, the fund did not have any liabilities for any uncertain tax positions.The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended June 30, 2015, the fund did not incur any interest or penalties.

Each tax year in the three-year period ended December 31, 2014 remains subject to examination by the Internal Revenue Service and state taxing authorities.

The tax character of distributions paid to shareholders during the fiscal year ended December 31, 2014 was as follows: ordinary income $3,658,185 and long-term capital gains $18,367,048.The tax character of current year distributions will be determined at the end of the current fiscal year.

NOTE 2-—Bank Lines of Credit:

The fund participates with other Dreyfus-managed funds in a $430 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York Mellon (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for each Facility. Interest is charged to the fund

The Fund 23

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

based on rates determined pursuant to the terms of the respective Facility at the time of borrowing. During the period ended June 30, 2015, the fund did not borrow under the Facilities.

NOTE 3—Management Fee and Other Transactions with Affiliates:

(a) Pursuant to management agreement with Dreyfus, the management fee is computed at the annual rate of .75% of the value of the fund’s average daily net assets and is payable monthly.

(b) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, Service shares pay the Distributor for distributing its shares, for servicing and/or maintaining Service shares’ shareholder accounts and for advertising and marketing for Service shares. The Distribution Plan provides for payments to be made at an annual rate of .25% of the value of the Service shares’ average daily net assets.The Distributor may make payments to Participating Insurance Companies and to brokers and dealers acting as principal underwriter for their variable insurance products. The fees payable under the Distribution Plan are payable without regard to actual expenses incurred. During the period ended June 30, 2015, Service shares were charged $13,538 pursuant to the Distribution Plan.

(c) Under the Shareholder Services Plan, Initial shares reimburse the Distributor at an amount not to exceed an annual rate of .25% of the value of its average daily net assets for certain allocated expenses with respect to servicing and/or maintaining Initial shares’ shareholder accounts.

The fund has arrangements with the transfer agent and the custodian whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset transfer agency and custody fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing transfer agency and cash management services for the fund. The majority of transfer agency fees are comprised of amounts paid on a per account basis, while cash management fees are related to fund subscriptions and redemptions. During the period ended June 30, 2015, the fund was charged $654 for transfer agency services and $53 for cash management services. These fees are included in Shareholder servicing costs in the Statement of Operations. Cash management fees were partially offset by earnings credits of $3.

The fund compensates The Bank of NewYork Mellon under a custody agreement for providing custodial services for the fund.These fees are determined based on net assets, geographic region and transaction activity. During the period ended June 30, 2015, the fund was charged $13,049 pursuant to the custody agreement.

During the period ended June 30, 2015, the fund was charged $6,240 for services performed by the Chief Compliance Officer and his staff.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: management fees $167,567, Distribution Plan fees $2,254, custodian fees $10,000, Chief Compliance Officer fees $3,169 and transfer agency fees $195.

(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

The Fund 25

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended June 30, 2015, amounted to $81,026,592 and $94,886,563, respectively.

At June 30, 2015, accumulated net unrealized appreciation on investments was $51,439,235, consisting of $55,952,103 gross unrealized appreciation and $4,512,868 gross unrealized depreciation.

At June 30, 2015, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

NOTES

For More Information

Telephone 1-800-554-4611 or 1-516-338-3300

Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144
Attn: Investments Division

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at http://www.dreyfus.com and on the SEC’s website at http://www.sec.gov. The description of the policies and procedures is also available without charge, upon request, by calling 1-800-DREYFUS.

Item 2.       Code of Ethics.

                  Not applicable.

Item 3.       Audit Committee Financial Expert.

                  Not applicable.

Item 4.       Principal Accountant Fees and Services.

                  Not applicable.

Item 5.       Audit Committee of Listed Registrants.

                  Not applicable.

Item 6.       Investments.

(a)              Not applicable.

Item 7.       Disclosure of Proxy Voting Policies and Procedures for Closed-End Management      Investment Companies.

                  Not applicable.

Item 8.       Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.       Purchases of Equity Securities by Closed-End Management Investment Companies and         Affiliated Purchasers.

                  Not applicable.  [CLOSED END FUNDS ONLY]

Item 10.     Submission of Matters to a Vote of Security Holders.

                  There have been no material changes to the procedures applicable to Item 10.

Item 11.     Controls and Procedures.

(a)        The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)        There were no changes to the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.     Exhibits.

(a)(1)   Not applicable.

(a)(2)   Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3)   Not applicable.

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

The Dreyfus Socially Responsible Growth Fund, Inc.

By: /s/ Bradley J. Skapyak
Bradley J. Skapyak, President
Date:	August 3, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By: /s/ Bradley J. Skapyak
Bradley J. Skapyak, President
Date:	August 3, 2015

By: /s/ James Windels
James Windels, Treasurer
Date:	August 3, 2015

EXHIBIT INDEX

(a)(2)   Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.  (EX-99.CERT)

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.  (EX-99.906CERT)